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Exhibit 10.13

AMENDMENT NO. 12
TO
REAL ESTATE PURCHASE AND SALE AGREEMENT

    THIS AMENDMENT NO. 12 TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of July 24, 2001, is made by and between Pope Resources, a Delaware limited partnership, its wholly owned subsidiary Olympic Property Group LLC, a Washington limited liability company, and its wholly owned subsidiaries Olympic Real Estate Development LLC, a Washington limited liability company, Olympic Real Estate Management, Inc., a Washington corporation, and Olympic Resorts LLC, a Washington limited liability company (collectively, "Seller"), and HCV Pacific Partners LLC, a California limited liability company, whose interest was assigned to Port Ludlow Associates LLC, a Washington limited liability company ("Buyer"), regarding that certain Real Estate Purchase and Sale Agreement dated January 12, 2001, between Buyer and Seller, as amended by Amendment No. 1 dated February 8, 2001, Amendment No. 2 dated February 14, 2001, Amendment No. 3 dated February 27, 2001, Amendment No. 4 dated March 26, 2001, Amendment No. 5 dated May 15, 2001, Amendment No. 6 dated May 18, 2001, Amendment No. 7 dated May 25, 2001, Amendment No. 8 dated June 1, 2001, Amendment No. 9 dated June 13, 2001, Amendment No. 10 dated June 22, 2001, and Amendment No. 11 dated July 5, 2001 (as amended, the "Agreement"), for the purchase and sale of certain property located in Jefferson County, Washington, described therein (the "Property").

    I.  EFFECT OF AMENDMENT.  This Amendment amends and modifies the Agreement. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as contained within the Agreement and this Amendment, there are no other agreements or understandings between Buyer and Seller relating to the Property. Capitalized terms not otherwise defined herein shall have the meanings given them under the Agreement.

    VI.  EXTENSION OF TIME.  In Section 16.9 of the Agreement (as amended), the date "July 27, 2001," is hereby replaced in each instance by the date "August 1, 2001."

    VII.  CLOSING DATE.  Section 7.1 of the Agreement is amended to provide as follows:

    The Closing hereunder (the "Closing" or the "Closing Date") shall be held at the offices of Davis Wright Tremaine LLP in Seattle, Washington, on July 27, 2001, or earlier upon the mutual agreement of Buyer and Seller. The Closing Date shall be postponed to the extent necessary (a) to enable Seller to provide all governmental and third-party notices at least two (2) business days prior to the Closing Date, (b) to enable Buyer and Seller to obtain all governmental and third-party consents required under the DNR Lease, the Contracts, and all applicable laws, regulations, and ordinances, at least two (2) business days prior to the Closing Date, (c) to enable Buyer to obtain new temporary retail liquor licenses under applicable statutes to permit the sale of liquor at the Harbormaster Restaurant, Heron Beach Inn, Port Ludlow Marina, and Port Ludlow Golf Course after Closing, and (d) to allow for the satisfaction or waiver of all remaining conditions precedent to Closing, provided, however, that the Closing Date shall not be postponed beyond August 10, 2001, except upon the prior written approval of Buyer and Seller.

    Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

BUYER:	PORT LUDLOW ASSOCIATES LLC, a Washington limited liability company
By West Coast Northwest Pacific Partners LLC, a Washington limited liability company, its manager
	By:	/s/ TROY D. CROSBY
	Print Name:	Troy D. Crosby
	Its:	Authorized Representative
	Date:	7/27/01
SELLER:	POPE RESOURCES L.P., a Delaware limited partnership, by POPE MGP, Inc., a Delaware corporation, its managing general partner
	By:	/s/ GREGORY M. MCCARRY
	Print Name:	Gregory M. McCarry
	Its:	C.O.O.
	Date:	7/27/01

OLYMPIC PROPERTY GROUP LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory M. McCarry
Its:	C.O.O.
Date:	7/27/01
OLYMPIC REAL ESTATE DEVELOPMENT LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory M. McCarry
Its:	C.O.O.
Date:	7/27/01
OLYMPIC REAL ESTATE MANAGEMENT, INC., a Washington corporation
By:	/s/ TOM GRIFFIN
Print Name:	Tom Griffin
Its:	Vice President
Date:	7/27/01
OLYMPIC RESORTS LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory McCarry
Its:	C.O.O.
Date:	7/27/01

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  Exhibit 10.13
AMENDMENT NO. 12 TO REAL ESTATE PURCHASE AND SALE AGREEMENT